UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 29, 2005


                   AEI INCOME & GROWTH FUND 23 LLC
      (Exact name of registrant as specified in its charter)


     State of Delaware              000-30449           41-1922579
(State or other jurisdiction    (Commission File      (IRS Employer
     of incorporation)                 Number)      Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
              (Address of Principal Executive Offices)


                            (651) 227-7333
       (Registrant's telephone number, including area code)



  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communication  pursuant  to  Rule  425  under  the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

       On March 29, 2005, the Company sold its 44% interest in a Razzoo's restaurant in Alpharetta, Georgia to Action Outdoor Advertising Inc., an unrelated third party. The Company received net cash proceeds of approximately $1,180,000 for the property, which resulted in a net gain of approximately $80,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements  of  businesses  acquired  -   Not
          Applicable.

     (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Company had sold the property on January 1, 2004:

          The Company's Investments in Real Estate would have been reduced by $1,100,000 and its Current Assets
          (cash)  would have increased by $1,180,000 and Members'
          Equity would have increased by $80,000.

          For the year ended December 31, 2004, Income from Discontinued Operations would have decreased $143,412, representing a decrease in rental income of $137,334 and an decrease in tenant reimbursements, net of property management expenses, of $6,078.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $607,892 to $464,480, which would have resulted in Net Income of $33.89 per LLC Unit outstanding for the year ended December 31, 2004.

     (c)  Exhibits.

          Exhibit 10.1 - Commercial Purchase and Sale Agreement dated December 16, 2004 between the Company, AEI Net Lease Income & Growth Fund XIX Limited Partnership, AEI Real Estate Fund XVIII Limited Partnership, AEI Private Net Lease Millennium Fund Limited Partnership and Action Outdoor Advertising Inc. relating to the Property at 5970 North Point Parkway, Alpharetta, Georgia (incorporated by reference to Exhibit 10.13 of Form 10-KSB filed March 18, 2005).

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI INCOME & GROWTH FUND 23 LLC

                              By: AEI Fund Management XXI, Inc.
                                 Its:  Managing Member


Date:  April 4, 2005          /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer